Boston Private Financial Holdings, Inc. Reports Second Quarter 2019 Results

Second Quarter 2019 Highlights include:

•	GAAP Net income was $19.4 million, or $0.22 per diluted share

•	Return on average common equity was 9.8%

•	Return on average tangible common equity was 11.1%

•	Average total loans were $7.0 billion, a 4% increase year-over-year

•	Average total deposits were $6.6 billion, a 5% increase year-over-year

•	Total assets under management/advisory (“AUM”) were $16.2 billion, a decrease of 4% year-over-year

•	Total net flows were negative $269 million, of which $127 million were attributable to the Wealth Management & Trust segment and $142 million were attributable to Affiliate Partners

Boston, MA - July 24, 2019 - Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company” or “BPFH”) today reported second quarter 2019 GAAP Net income attributable to the Company of $19.4 million, compared to $19.4 million for the first quarter of 2019 and $6.4 million for the second quarter of 2018. Second quarter 2019 GAAP Diluted earnings per share were $0.22, compared to $0.25 in the first quarter of 2019 and $0.03 in the second quarter of 2018.

Summary Financial Results - Reported
				% Change
($ in millions, except for per share data)	2Q19	1Q19	2Q18	LQ	Y/Y
Net income	$19.4	$19.4	$6.4	—%	nm
Diluted earnings per share	$0.22	$0.25	$0.03	(12)%	nm

Non-GAAP Financial Measures:
Pre-tax, pre-provision income	$26.2	$23.0	$25.3	14%	4%
Return on average common equity (“ROACE”)	9.8%	10.3%	3.0%
Return on average tangible common equity (“ROATCE”)	11.1%	11.6%	3.9%
nm = not meaningful
The Company's reported financial results increased year-over-year primarily as a result of a $12.7 million income tax expense related to the divestiture of Anchor Capital Advisors LLC in the second quarter of 2018.
In addition to presenting the Company’s results in conformity with GAAP, the Company uses certain non-GAAP financial measures to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector. For additional information on non-GAAP financial measures, see page 7. A full reconciliation of GAAP to non-GAAP results can be found in the footnotes beginning on page 17.

Summary Financial Results - Operating Basis (non-GAAP)
				% Change
($ in millions, except for per share data)	2Q19	1Q19[1]	2Q18[2]	LQ	Y/Y
Net income	$19.4	$20.7	$19.5	(7)%	(1)%
Diluted earnings per share	$0.22	$0.27	$0.21	(17)%	4%

Pre-tax, pre-provision income	$26.2	$24.7	$25.7	6%	2%
Return on average common equity	9.8%	11.0%	10.1%
Return on average tangible common equity	11.1%	12.4%	12.2%
[1] 1Q19 results adjusted to exclude the net after-tax impact of $1.6 million restructuring expense
[2] 2Q18 results adjusted to exclude $12.7 million income tax expense related to the divestiture of Anchor and net after-tax impact of $0.4 million information services expense related to efficiency initiatives

"During the first half of 2019, we have been focused on beginning the process of implementing our strategic vision for growth," said Anthony DeChellis, CEO of Boston Private. "Our second quarter results reflect improvement in pre-tax, pre-provision profitability measures as we exercise expense discipline and realize the benefits from efficiency initiatives. Looking ahead, we will continue to improve our efficiency as we transition our company to achieve the growth objectives we discussed during our Investor Day."

Divested Affiliates
The Company completed the sale of Anchor Capital Advisors LLC ("Anchor") and Bingham, Osborn & Scarborough LLC ("BOS") (together, "the Divested Affiliates") during 2018. Financial results from the Divested Affiliates remain consolidated in the Company's financial results through the closing dates of the divestitures. The Anchor divestiture closing date was April 13, 2018, and the BOS divestiture closing date was December 3, 2018.
For presentation purposes, the Divested Affiliates' AUM are excluded from AUM amounts, but are included in the calculation of Core fees and income. The discussion below includes non-GAAP measures that exclude the contributions from these affiliates in order to enhance comparability of trends in the core business.

Net Interest Income and Margin
				% Change
($ in millions)	2Q19	1Q19	2Q18	LQ	Y/Y
Net interest income	$57.5	$58.3	$57.5	(2)%	—%
Less: Interest recovered on previous nonaccrual loans	—	0.3	—	nm	nm
Core net interest income (non-GAAP)	$57.5	$58.1	$57.5	(1)%	—%

Net interest margin	2.78%	2.90%	2.85%
Core net interest margin (non-GAAP)	2.78%	2.89%	2.85%
Net interest income for the second quarter of 2019 was $57.5 million, a decrease of 2% linked quarter while remaining flat year-over-year. Core net interest income, which excludes interest recovered on previous nonaccrual loans, decreased 1% linked quarter and while remaining flat year-over-year. The linked quarter decrease was primarily driven by higher funding costs and higher borrowing volumes, partially offset by higher average interest-earning asset volumes.
The Company’s Core net interest margin, which excludes interest recovered on previous nonaccrual loans, decreased 11 basis points on a linked quarter basis to 2.78%, primarily driven by higher funding costs and higher borrowing volumes, while interest earning asset yields remained stable.

Noninterest Income
				% Change
($ in millions)	2Q19	1Q19	2Q18	LQ	Y/Y
Investment management fees	$2.5	$2.7	$4.2	(7)%	(42)%
Wealth advisory fees	8.1	8.2	13.7	—%	(41)%
Wealth management and trust fees	10.8	10.9	11.2	(1)%	(4)%
Private banking fees [3]	2.9	2.6	2.8	14%	4%
Total core fees and income	$24.3	$24.3	$31.9	—%	(24)%
Total other income	0.1	1.0	0.2	(91)%	(56)%
Total noninterest income	$24.4	$25.2	$32.1	(3)%	(24)%

Memo: Excluding Divested Affiliates
Investment management fees (non-GAAP) [4]	2.5	2.7	3.1	(7)%	(20)%
Wealth advisory fees (non-GAAP) [5]	8.1	8.2	8.0	—%	2%
Wealth management and trust fees	10.8	10.9	11.2	(1)%	(4)%
Private banking fees[3]	2.9	2.6	2.8	14%	4%
Total core fees and income (non-GAAP) 4 5	$24.3	$24.3	$25.0	—%	(3)%
Total other income (non-GAAP)	0.1	1.0	0.2	(91)%	(48)%
Total noninterest income (non-GAAP) 4 5	$24.4	$25.2	$25.2	(3)%	(3)%
[3] Private banking fees includes Other banking fee income and Gain/ (loss) on sale of loans, net [4] Excludes Anchor revenue of $1.2 million in 2Q18 [5] Excludes BOS revenue of $5.8 million in 2Q18
Total core fees and income for the second quarter of 2019 was $24.3 million, flat linked quarter and a decline of 24% year-over-year. The year-over-year decline was primarily driven by the divestitures of Anchor and BOS.
Excluding Divested Affiliates, Total core fees and income decreased 3% year-over-year, primarily driven by lower Investment management fees and Wealth management and trust fees.

Assets Under Management / Advisory
				% Change
($ in millions)	2Q19	1Q19	2Q18	LQ	Y/Y
Wealth Management and Trust	$7,595	$7,593	$7,789	—%	(2)%
Affiliate Partners [6]	8,604	8,529	9,072	1%	(5)%
Total assets under management / advisory [7]	$16,199	$16,122	$16,861	—%	(4)%
Total net flows [7]	$(269)	$(963)	$(97)
[6] Segment includes Dalton, Greiner, Hartman, Maher & Co., LLC ("DGHM") and KLS Professional Advisors Group, LLC ("KLS") [7] Excludes Divested Affiliates
Total assets under management / advisory were $16.2 billion at the end of the second quarter of 2019, flat linked quarter and a decrease of 4% year-over-year. The linked quarter comparison was impacted by positive market action offset by negative net flows, while the year-over-year decrease was primarily driven by negative net flows in excess of positive market action.
Net flows during the second quarter of 2019 in the Wealth Management and Trust segment were negative $127 million, while net flows in the Affiliate Partners segment were negative $142 million.

Operating Expense
				% Change
($ in millions)	2Q19	1Q19	2Q18	LQ	Y/Y
Salaries and employee benefits	$32.7	$35.7	$39.4	(8)%	(17)%
Occupancy and equipment	7.9	8.3	8.2	(6)%	(5)%
Professional services	3.3	3.6	2.9	(7)%	15%
Marketing and business development	1.9	1.1	2.1	78%	(7)%
Information systems	5.1	5.9	6.8	(12)%	(24)%
Amortization of intangibles	0.7	0.7	0.7	—%	(10)%
FDIC insurance	0.6	0.7	0.7	(11)%	(17)%
Restructuring	—	1.6	—	nm	nm
Other	3.5	3.0	3.6	15%	(3)%
Total operating expense	$55.7	$60.6	$64.4	(8)%	(14)%

Memo: Excluding Notable Items[8] and Divested Affiliates
Information systems [9]	—	—	0.4	nm	nm
Restructuring	—	1.6	—	nm	nm
Divested Affiliates operating expense	—	—	4.7	nm	nm
Total operating expense (non-GAAP)	$55.7	$59.0	$59.2	(6)%	(6)%
[8] "Notable Items" include adjustments made to GAAP results in prior periods
[9] $0.4 million of Information services expense was reclassified to Restructuring expense in conjunction with the Company's formal restructuring plan announced in 4Q18

Total operating expense decreased 8% linked quarter, primarily driven by lower salaries and employee benefits expense, restructuring expense, information systems expense, and occupancy and equipment expense, partially offset by higher marketing and business development expense. Salaries and employee benefits expense declined linked quarter primarily as a result of seasonal payroll tax expense incurred during the first quarter of 2019. Restructuring expense incurred during the first quarter of 2019 was related to executive departures. Information systems expense declined linked quarter primarily as a result of savings attributable to information technology infrastructure consolidation. The year-over-year decline in Total operating expense of 14% was primarily driven by expenses associated with Divested Affiliates that are included in the second quarter of 2018 results.
Excluding Notable Items and Divested Affiliates, Total operating expense for the second quarter of 2019 was $55.7 million, down 6% linked quarter and 6% year-over-year. The year-over-year decline was primarily attributable to efficiency initiatives primarily impacting compensation and technology.

Income Tax Expense

The Company's effective tax rate for the second quarter of 2019 was 21.6%.

Loans and Deposits - QTD Averages
				% Change
($ in millions)	2Q19	1Q19	2Q18	LQ	Y/Y
Commercial and industrial	$1,092	$1,070	$974	2%	12%
Commercial real estate	2,507	2,398	2,478	5%	1%
Construction and land	203	211	167	(4)%	22%
Residential	3,009	2,973	2,775	1%	8%
Home equity	91	91	94	1%	(3)%
Other consumer	125	134	180	(7)%	(31)%
Total loans	$7,026	$6,877	$6,668	2%	5%

Non-interest bearing deposits	1,927	1,975	1,908	(2)%	1%
Interest bearing deposits	4,664	4,792	4,441	(3)%	5%
Total deposits	$6,590	$6,767	$6,349	(3)%	4%

Non-interest bearing deposits as a % of Total deposits	29%	29%	30%
Average total loans in the second quarter of 2019 increased 5% year-over-year, primarily driven by increases in Residential loans and Commercial and industrial loans.
Average total deposits increased 4% year-over-year, primarily driven by growth in money market accounts, certificates of deposits, and demand deposit accounts, partially offset by declines in savings and NOW accounts. Deposits declined 3% linked quarter
The cost of total deposits was 0.88%, an increase of 4 basis points linked quarter and 35 basis points year-over-year.

Provision and Asset Quality

($ in millions)	2Q19	1Q19	4Q18	3Q18	2Q18
Provision/ (credit) for loan loss	$1.4	$(1.4)	$0.1	$(0.9)	$0.5
Total criticized loans	141.7	141.3	146.6	134.7	114.4
Total nonaccrual loans	17.2	12.0	14.1	12.1	15.7
Total loans 30-89 days past due and accruing	2.4	17.7	22.3	11.6	5.0
Total net loans (charged-off)/ recovered	(0.1)	(0.1)	1.7	1.0	0.1

Ratios:
Allowance for loan losses as a % of Total loans	1.06%	1.07%	1.09%	1.09%	1.09%
Nonaccrual loans as a % of Total loans	0.24%	0.17%	0.20%	0.18%	0.23%
The Company recorded a provision expense of $1.4 million for the second quarter of 2019, compared to a provision credit of $1.4 million for the first quarter of 2019 and an expense of $0.5 million in the second quarter of 2018. The provision expense in the second quarter of 2019 was primarily driven by loan growth.
Total criticized loans as of June 30, 2019 was $141.7 million, flat linked quarter and an increase of 24% year-over-year. Total nonaccrual loans as of June 30, 2019 was $17.2 million, or 24 basis points of total loans, compared to $12.0 million, or 17 basis points of total loans as of March 31, 2019, and $15.7 million, or 23 basis points of total loans as of June 30, 2018.

Capital
($ in millions, except for per share data)	2Q19	1Q19	4Q18	3Q18	2Q18
Tangible common equity/ Tangible assets [10]	8.4%	8.3%	8.1%	7.8%	7.5%
Tangible book value per share [10]	$8.71	$8.47	$8.18	$7.67	$7.62

Regulatory Capital Ratios: [11]
Tier 1 common equity	11.2%	11.4%	11.4%	11.1%	10.9%
Total risk-based capital	13.9%	14.2%	14.3%	14.1%	13.8%
Tier 1 risk-based capital	12.7%	13.0%	13.0%	12.8%	12.6%
Tier 1 leverage capital	9.6%	9.7%	9.5%	9.2%	9.2%

Common Equity Repurchase Program:
Total shares of common stock repurchased	—	—	1,505,521	137,144	—
Average price paid per share of common stock	—	—	$12.02	$13.89	—
Aggregate repurchases of common equity ($ in millions)	—	—	$18.1	$1.9	—
[10] See footnote 6 for a GAAP to non-GAAP reconciliation. [11] Current quarter information is presented based on estimated data.
Tangible book value per share as of June 30, 2019 increased 3% linked quarter and 14% year-over-year to $8.71. The linked quarter increase in Tangible book value per share was primarily driven by increased retained earnings and higher Accumulated other comprehensive income related to unrealized securities gains, while the year-over-year increase was primarily driven by the divestiture of BOS, higher Accumulated other comprehensive income and increased retained earnings, partially offset by common share repurchases.

EPS Calculation
For calculation of income for EPS, second quarter 2019 Net income attributable to the common shareholders was negatively impacted by $0.8 million, or $0.01 per share, related to the changes in value of Redeemable noncontrolling interests (“RNCI”).

Dividend Payments
Concurrent with the release of second quarter 2019 earnings, the Board of Directors of the Company declared a cash dividend payable to common shareholders of $0.12 per share. The record date for this dividend is August 9, 2019, and the payment date is August 23, 2019.
Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.
These non-GAAP financial measures include: tangible book value per share; the TCE/TA ratio; return on average common equity; return on average tangible common equity; pre-tax, pre-provision income; total operating expense excluding intangibles, and restructuring, if any; the efficiency ratio; the efficiency ratio excluding amortization of intangibles, and restructuring, if any; net interest income and net interest margin excluding interest recovered on previous nonaccrual loans, also referred to as core net interest income, and core net interest margin, respectively; net income attributable to the Company excluding notable items; net income attributable to the common shareholders, treasury stock method, excluding notable items; diluted earnings per share excluding notable items; operating basis total revenue; operating basis total operating expenses.
A detailed reconciliation table of the Company’s GAAP to non-GAAP measures is included in the footnotes of the attached financial schedules.
Conference Call
Management will hold a conference call at 8:00 a.m. Eastern Time on Thursday, July 25, 2019, to discuss the financial results, business highlights and outlook. To access the call:
Dial In #: (888) 317-6003
Elite Entry Number: 5871776

Replay Information:
Available from July 25, 2019 at 12:00 p.m Eastern Time until August 1, 2019
Dial In #: (877) 344-7529
Conference Number: 10132971
The call will be simultaneously webcast and may be accessed on www.bostonprivate.com.

Boston Private Financial Holdings, Inc.
Boston Private Financial Holdings, Inc. is a national financial services organization that owns Wealth Management, Trust, and Commercial and Private Banking affiliates with offices in Boston, New York, Los Angeles, San Francisco, San Jose, and Florida. The Company has total assets of greater than $8 billion, and manages over $16 billion of client assets.
The Company’s affiliates serve the high net worth marketplace with high quality products and services of unique appeal to private clients. The Company also provides strategic oversight and access to resources, both financial and intellectual, to support affiliate management, marketing, compliance and legal activities. (NASDAQ: BPFH)
For more information about BPFH, visit the Company’s website at www.bostonprivate.com.
Forward-Looking Statements
Certain statements in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, prospects for growth in assets, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company’s control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s commercial and private banking, investment management, wealth advisory, and trust activities; changes in interest rates; competitive pressures from other financial institutions; the effects of weakness in general economic conditions on a national basis or in the local markets in which the Company operates; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; the risk that the Company’s deferred tax asset may not be realized; risks related to the identification and implementation of acquisitions, dispositions and restructurings; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K and updated by the Company’s Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.
Note to Editors:
Boston Private Financial Holdings, Inc. is not to be confused with Boston Private Bank & Trust Company. Boston Private Bank & Trust Company is a wholly-owned subsidiary of BPFH. The information reported in this press release is related to the performance and results of BPFH.
###
CONTACT:
Adam Bromley
(617) 912-4386
abromley@bostonprivate.com

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
	(In thousands, except share and per share data)
Assets:
Cash and cash equivalents	$65,756	$96,211	$127,259	$92,634	$364,539
Investment securities available-for-sale	966,731	981,951	994,065	1,056,261	1,069,025
Investment securities held-to-maturity	54,482	67,548	70,438	75,468	78,955
Equity securities at fair value	19,092	7,491	14,228	7,079	7,942
Stock in Federal Home Loan Bank and Federal Reserve Bank	64,453	47,053	49,263	48,727	70,127
Loans held for sale	3,640	280	2,812	3,344	4,622
Total loans	7,080,260	6,926,968	6,893,158	6,720,420	6,767,123
Less: Allowance for loan losses	75,067	73,814	75,312	73,500	73,464
Net loans	7,005,193	6,853,154	6,817,846	6,646,920	6,693,659
Other real estate owned (“OREO”)	—	—	401	108	108
Premises and equipment, net	40,244	42,938	45,412	47,399	46,421
Goodwill (1)	57,607	57,607	57,607	75,598	75,598
Intangible assets, net	10,884	11,555	12,227	13,834	14,584
Fees receivable	3,611	3,982	5,101	10,445	10,405
Accrued interest receivable	26,411	25,935	24,366	24,641	23,732
Deferred income taxes, net	17,183	22,844	26,638	27,833	26,316
Right-of-use assets	110,880	104,644	—	—	—
Other assets	266,706	248,950	246,962	245,549	230,170
Total assets	$8,712,873	$8,572,143	$8,494,625	$8,375,840	$8,716,203
Liabilities:
Deposits	$6,437,963	$6,779,845	$6,781,170	$6,768,723	$6,620,179
Securities sold under agreements to repurchase	62,372	58,329	36,928	39,453	58,824
Federal funds purchased	135,000	—	250,000	120,000	—
Federal Home Loan Bank borrowings	920,068	615,070	420,144	441,836	1,056,938
Junior subordinated debentures	106,363	106,363	106,363	106,363	106,363
Lease liabilities	126,740	120,162	—	—	—
Other liabilities	124,370	112,893	143,540	149,770	129,175
Total liabilities	7,912,876	7,792,662	7,738,145	7,626,145	7,971,479
Redeemable noncontrolling interests (“RNCI”)	1,786	662	2,526	11,686	10,747
Shareholders’ equity:
Common stock, $1.00 par value; authorized: 170,000,000 shares	83,774	83,774	83,656	84,603	84,479
Additional paid-in capital	603,869	604,288	600,196	614,157	613,918
Retained earnings	106,443	97,155	87,821	64,618	56,912
Accumulated other comprehensive income/ (loss)	4,125	(6,398)	(17,719)	(27,578)	(23,328)
Total Company’s shareholders’ equity	798,211	778,819	753,954	735,800	731,981
Noncontrolling interests	—	—	—	2,209	1,996
Total shareholders’ equity	798,211	778,819	753,954	738,009	733,977
Total liabilities, RNCI and shareholders’ equity	$8,712,873	$8,572,143	$8,494,625	$8,375,840	$8,716,203

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$71,943	$69,933	$69,294	$68,254	$64,048
Investment securities	5,728	5,983	6,242	6,230	6,302
Short-term investments and other	1,057	908	1,356	1,617	1,205
Total interest and dividend income	78,728	76,824	76,892	76,101	71,555
Interest expense:
Deposits	14,515	14,058	13,470	11,487	8,365
Borrowings	6,753	4,428	3,425	4,973	5,645
Total interest expense	21,268	18,486	16,895	16,460	14,010
Net interest income	57,460	58,338	59,997	59,641	57,545
Provision/ (credit) for loan losses	1,363	(1,426)	93	(949)	453
Net interest income after provision/ (credit) for loan losses	56,097	59,764	59,904	60,590	57,092
Noninterest income:
Investment management fees	2,455	2,650	2,831	3,245	4,227
Wealth advisory fees	8,141	8,165	12,111	13,995	13,693
Wealth management and trust fees	10,771	10,893	11,677	11,510	11,169
Other banking fee income	2,867	2,499	2,033	2,775	2,745
Gain on sale of loans, net	58	73	39	67	63
Total core fees and income	24,292	24,280	28,691	31,592	31,897
Gain/ (loss) on sale of investments, net	—	—	(596)	—	7
Gain/ (loss) on OREO, net	—	91	—	—	—
Gain on sale of affiliate	—	—	18,142	—	—
Other	88	877	(392)	722	191
Total other income	88	968	17,154	722	198
Total revenue (2)	81,840	83,586	105,842	91,955	89,640
Operating expense:
Salaries and employee benefits	32,706	35,726	36,007	38,944	39,433
Occupancy and equipment	7,852	8,348	7,975	8,164	8,229
Professional services	3,313	3,560	4,229	2,877	2,872
Marketing and business development	1,934	1,085	2,275	1,710	2,070
Information systems	5,137	5,860	6,296	6,233	6,770
Amortization of intangibles	672	672	680	750	749
FDIC insurance	585	660	739	674	708
Restructuring	—	1,646	2,065	5,763	—
Other	3,460	2,996	3,291	3,442	3,553
Total operating expense	55,659	60,553	63,557	68,557	64,384
Income before income taxes	24,818	24,459	42,192	24,347	24,803
Income tax expense	5,369	4,917	8,651	5,461	17,399
Net income from continuing operations	19,449	19,542	33,541	18,886	7,404
Net income/ (loss) from discontinued operations (3)	—	—	306	—	(2)
Net income before attribution to noncontrolling interests	19,449	19,542	33,847	18,886	7,402
Less: Net income attributable to noncontrolling interests	69	100	545	924	968
Net income attributable to the Company	$19,380	$19,442	$33,302	$17,962	$6,434

Adjustments, treasury stock method (4)	(816)	1,557	2,694	(829)	(3,524)
Net income attributable to common shareholders, treasury stock method	$18,564	$20,999	$35,996	$17,133	$2,910

Weighted average basic shares outstanding	83,565,780	83,285,095	83,750,785	84,017,284	83,509,115
Weighted average diluted shares outstanding (5)	84,048,972	84,010,450	84,863,779	85,498,568	85,413,575
Diluted total earnings per share	$0.22	$0.25	$0.42	$0.20	$0.03

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Six Months Ended
	June 30, 2019	June 30, 2018
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$141,876	$124,977
Investment securities	11,711	12,720
Short-term investments and other	1,965	2,214
Total interest and dividend income	155,552	139,911
Interest expense:
Deposits	28,573	14,889
Borrowings	11,181	10,094
Total interest expense	39,754	24,983
Net interest income	115,798	114,928
Provision/ (credit) for loan losses	(63)	(1,342)
Net interest income after provision/ (credit) for loan losses	115,861	116,270
Fees and other income:
Investment management fees	5,105	15,652
Wealth advisory fees	16,306	27,205
Wealth management and trust fees	21,664	23,320
Other banking fee income	5,366	5,018
Gain on sale of loans, net	131	137
Total core fees and income	48,572	71,332
Gain/ (loss) on sale of investments, net	—	(17)
Gain/ (loss) on OREO, net	91	—
Other	965	523
Total other income	1,056	506
Total revenue (2)	165,426	186,766
Operating expense:
Salaries and employee benefits	68,432	86,517
Occupancy and equipment	16,200	15,977
Professional services	6,873	6,049
Marketing and business development	3,019	3,663
Information systems	10,997	12,656
Amortization of intangibles	1,344	1,499
FDIC insurance	1,245	1,452
Restructuring	1,646	—
Other	6,456	7,428
Total operating expense	116,212	135,241
Income before income taxes	49,277	52,867
Income tax expense	10,286	23,425
Net income from continuing operations	38,991	29,442
Net income from discontinued operations (3)	—	1,696
Net income before attribution to noncontrolling interests	38,991	31,138
Less: Net income attributable to noncontrolling interests	169	2,018
Net income attributable to the Company	$38,822	$29,120

Adjustments, treasury stock method (4)	741	(3,547)
Net income attributable to common shareholders, treasury stock method	$39,563	$25,573

Weighted average basic shares outstanding	83,426,213	83,304,573
Weighted average diluted shares outstanding (5)	84,036,050	85,221,974
Diluted total earnings per share	$0.47	$0.30

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands, except per share data)	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
FINANCIAL DATA:
Book value per common share	$9.53	$9.30	$9.01	$8.72	$8.69
Tangible book value per share (6)	$8.71	$8.47	$8.18	$7.67	$7.62
Market price per share	$12.07	$10.96	$10.57	$13.65	$15.90

ASSETS UNDER MANAGEMENT AND ADVISORY ("AUM"):
Wealth Management and Trust	$7,595,000	$7,593,000	$7,602,000	$8,335,000	$7,789,000
Affiliate Partners, excluding BOS	8,604,000	8,529,000	8,319,000	9,388,000	9,072,000
Total AUM, excluding BOS (7)	16,199,000	16,122,000	15,921,000	17,723,000	16,861,000
AUM at BOS	—	—	—	4,714,000	4,525,000
Less: Inter-company relationship	—	—	—	(7,000)	(7,000)
Total AUM	$16,199,000	$16,122,000	$15,921,000	$22,430,000	$21,379,000

FINANCIAL RATIOS:
Total equity/ Total assets	9.16%	9.09%	8.88%	8.81%	8.42%
Tangible common equity/ Tangible assets (6)	8.44%	8.35%	8.12%	7.83%	7.46%
Tier 1 common equity/ Risk weighted assets (6)	11.19%	11.38%	11.40%	11.14%	10.90%
Allowance for loan losses/ Total loans	1.06%	1.07%	1.09%	1.09%	1.09%
Allowance for loan losses/ Nonaccrual loans	438%	614%	536%	608%	469%
Return on average assets (annualized)	0.90%	0.93%	1.56%	0.84%	0.31%
ROACE (annualized) (non-GAAP) (8)	9.83%	10.29%	17.87%	9.67%	3.03%
ROATCE (annualized) (non-GAAP) (8)	11.06%	11.63%	20.46%	11.37%	3.90%
Efficiency ratio (annualized) (non-GAAP) (9)	67.19%	69.67%	57.14%	67.04%	70.29%

DEPOSIT DETAIL:
Demand deposits (non-interest bearing)	$1,854,091	$2,016,838	$1,951,274	$2,001,275	$2,089,373
NOW	563,130	605,852	626,685	568,148	635,841
Savings	68,036	68,102	73,834	72,967	73,675
Money market	3,228,608	3,302,244	3,338,892	3,363,062	3,128,211
Certificates of deposit	724,098	786,809	790,485	763,271	693,079
Total deposits	$6,437,963	$6,779,845	$6,781,170	$6,768,723	$6,620,179

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance			Interest Income/Expense			Average Yield/Rate
(In thousands)	Three Months Ended			Three Months Ended			Three Months Ended
AVERAGE BALANCE SHEET:	06/30/19	03/31/19	06/30/18	06/30/19	03/31/19	06/30/18	06/30/19	03/31/19	06/30/18
AVERAGE ASSETS
Interest-earning assets:
Cash and investments (10):
Taxable investment securities	$227,029	$244,230	$326,482	$1,121	$1,185	$1,501	1.98%	1.94%	1.84%
Non-taxable investment securities	304,309	306,868	297,852	1,901	1,901	1,752	2.50%	2.48%	2.35%
Mortgage-backed securities	508,033	521,788	570,845	2,706	2,897	3,049	2.13%	2.22%	2.14%
Short-term investments and other	130,363	79,603	157,878	1,057	908	1,205	3.23%	4.58%	3.03%
Total cash and investments	1,169,734	1,152,489	1,353,057	6,785	6,891	7,507	2.32%	2.39%	2.22%
Loans (10) (11):
Commercial and industrial	1,091,903	1,070,161	974,443	11,170	10,979	9,201	4.05%	4.10%	3.74%
Commercial real estate	2,506,637	2,398,413	2,477,634	29,953	28,151	27,387	4.73%	4.69%	4.37%
Construction and land	202,609	211,351	166,736	2,559	2,641	2,011	5.00%	5.00%	4.77%
Residential	3,008,753	2,972,945	2,775,239	25,735	25,545	22,590	3.42%	3.44%	3.26%
Home equity	91,384	90,646	94,445	1,146	1,121	1,041	5.03%	5.02%	4.42%
Other consumer	124,778	133,937	179,684	1,380	1,496	1,818	4.43%	4.53%	4.06%
Total loans	7,026,064	6,877,453	6,668,181	71,943	69,933	64,048	4.07%	4.07%	3.82%
Total earning assets	8,195,798	8,029,942	8,021,238	78,728	76,824	71,555	3.82%	3.83%	3.55%
LESS: Allowance for loan losses	73,856	75,537	72,998
Cash and due from banks (non-interest bearing)	45,705	46,172	45,337
Other assets	511,859	493,148	396,744
TOTAL AVERAGE ASSETS	$8,679,506	$8,493,725	$8,390,321
AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing deposits (12):
Savings and NOW	$684,507	$674,872	$719,159	$276	$296	$304	0.16%	0.18%	0.17%
Money market	3,226,569	3,341,397	3,033,306	10,476	10,072	5,543	1.30%	1.22%	0.73%
Certificates of deposit	752,500	775,817	688,567	3,763	3,690	2,518	2.01%	1.93%	1.47%
Total interest-bearing deposits (12)	4,663,576	4,792,086	4,441,032	14,515	14,058	8,365	1.25%	1.19%	0.76%
Junior subordinated debentures	106,363	106,363	106,363	1,080	1,121	1,008	4.02%	4.22%	3.75%
FHLB borrowings and other	952,645	615,985	1,022,636	5,673	3,307	4,637	2.36%	2.15%	1.79%
Total interest-bearing liabilities (12)	5,722,584	5,514,434	5,570,031	21,268	18,486	14,010	1.48%	1.36%	1.00%
Non-interest bearing demand deposits (12)	1,926,591	1,974,526	1,908,037
Other liabilities	238,544	236,426	122,175
Total average liabilities	7,887,719	7,725,386	7,600,243
Redeemable noncontrolling interests	943	2,056	14,129
Average shareholders’ equity	790,844	766,283	775,949
TOTAL AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS’ EQUITY	$8,679,506	$8,493,725	$8,390,321
Net interest income				$57,460	$58,338	$57,545
Interest rate spread							2.34%	2.47%	2.55%
Bank only net interest margin							2.84%	2.96%	2.90%
Net interest margin							2.78%	2.90%	2.85%

Average total deposits (12)	6,590,167	6,766,612	6,349,069				0.88%	0.84%	0.53%
Average total deposits and borrowings (12)	7,649,175	7,488,960	7,478,068				1.11%	1.00%	0.75%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance		Interest Income/Expense		Average Yield/Rate
(In thousands)	Six Months Ended		Six Months Ended		Six Months Ended
AVERAGE BALANCE SHEET:	06/30/19	06/30/18	06/30/19	06/30/18	06/30/19	06/30/18
AVERAGE ASSETS
Interest-earning assets:
Cash and investments:
Taxable investment securities	$235,218	$330,220	$2,306	$3,011	1.92%	1.83%
Non-taxable investment securities (10)	305,581	297,407	3,802	3,482	2.49%	2.34%
Mortgage-backed securities	514,872	579,604	5,603	6,227	2.18%	2.15%
Short-term investments and other	105,610	158,853	1,965	2,214	3.61%	2.78%
Total cash and investments	1,161,281	1,366,084	13,676	14,934	2.34%	2.19%
Loans (11):
Commercial and industrial (10)	1,081,092	953,940	22,150	17,661	4.08%	3.68%
Commercial real estate (10)	2,452,824	2,459,525	58,104	53,538	4.71%	4.33%
Construction and land (10)	206,956	168,052	5,200	3,948	5.00%	4.67%
Residential	2,990,948	2,738,980	51,280	44,356	3.43%	3.24%
Home equity	91,017	95,810	2,267	2,083	5.02%	4.39%
Other consumer	129,332	182,623	2,875	3,391	4.48%	3.74%
Total loans	6,952,169	6,598,930	141,876	124,977	4.07%	3.78%
Total earning assets	8,113,450	7,965,014	155,552	139,911	3.82%	3.50%
LESS: Allowance for loan losses	74,692	73,911
Cash and due from banks (non-interest bearing)	46,010	48,725
Other assets	502,068	408,810
TOTAL AVERAGE ASSETS	$8,586,836	$8,348,638
AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing deposits (12):
Savings and NOW	$679,716	$718,051	$572	$519	0.17%	0.15%
Money market	3,283,891	3,086,710	20,549	9,857	1.26%	0.64%
Certificates of deposit	764,094	672,736	7,452	4,513	1.97%	1.35%
Total interest-bearing deposits (12)	4,727,701	4,477,497	28,573	14,889	1.22%	0.67%
Junior subordinated debentures	106,363	106,363	2,201	1,854	4.17%	3.52%
FHLB borrowings and other	785,245	950,763	8,980	8,240	2.27%	1.72%
Total interest-bearing liabilities (12)	5,619,309	5,534,623	39,754	24,983	1.42%	0.91%
Non-interest bearing demand deposits (12)	1,950,088	1,890,184
Payables and other liabilities	236,894	126,601
Total average liabilities	7,806,291	7,551,408
Redeemable noncontrolling interests	1,619	17,644
Average shareholders’ equity	778,926	779,586
TOTAL AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS’ EQUITY	$8,586,836	$8,348,638
Net interest income			$115,798	$114,928
Interest rate spread					2.40%	2.59%
Bank only net interest margin					2.89%	2.92%
Net interest margin					2.84%	2.87%

Average total deposits (12)	6,677,789	6,367,681			0.86%	0.47%
Average total deposits and borrowings (12)	7,569,397	7,424,807			1.06%	0.68%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
LOAN DATA (13):
Other commercial and industrial loans:
New England	$524,319	$492,800	$503,201	$460,409	$481,081
San Francisco Bay Area	41,131	39,829	43,702	41,256	35,220
Southern California	90,736	82,741	76,134	81,549	66,892
Total other commercial and industrial loans	$656,186	$615,370	$623,037	$583,214	$583,193
New England	$343,359	$342,270	$344,079	$330,753	$332,572
San Francisco Bay Area	95,825	96,024	96,387	96,775	94,959
Southern California	11,123	11,198	11,205	11,279	11,351
Total commercial tax-exempt loans	$450,307	$449,492	$451,671	$438,807	$438,882
Total commercial and industrial loans	$1,106,493	$1,064,862	$1,074,708	$1,022,021	$1,022,075
Commercial real estate loans:
New England	$1,071,073	$1,068,619	$1,022,061	$1,043,494	$1,069,942
San Francisco Bay Area	770,312	720,276	714,449	724,243	739,769
Southern California	689,171	650,153	659,182	631,343	694,810
Total commercial real estate loans	$2,530,556	$2,439,048	$2,395,692	$2,399,080	$2,504,521
Construction and land loans:
New England	$144,986	$136,097	$153,929	$114,411	$88,068
San Francisco Bay Area	24,725	43,130	41,516	40,755	37,783
Southern California	30,667	31,391	44,861	42,358	46,173
Total construction and land loans	$200,378	$210,618	$240,306	$197,524	$172,024
Residential loans:
New England	$1,708,501	$1,692,421	$1,689,318	$1,650,989	$1,643,039
San Francisco Bay Area	574,937	570,132	559,578	554,502	533,394
Southern California	742,320	730,579	700,077	657,388	631,773
Total residential loans	$3,025,758	$2,993,132	$2,948,973	$2,862,879	$2,808,206
Home equity loans:
New England	$58,806	$59,074	$57,617	$61,291	$61,125
San Francisco Bay Area	19,232	18,279	19,722	19,769	17,366
Southern California	11,892	11,267	13,082	12,330	13,310
Total home equity loans	$89,930	$88,620	$90,421	$93,390	$91,801
Other consumer loans:
New England	$106,177	$110,363	$120,402	$121,685	$145,726
San Francisco Bay Area	12,279	11,956	12,663	14,228	14,659
Southern California	8,689	8,369	9,993	9,613	8,111
Total other consumer loans	$127,145	$130,688	$143,058	$145,526	$168,496
Total loans:
New England	$3,957,221	$3,901,644	$3,890,607	$3,783,032	$3,821,553
San Francisco Bay Area	1,538,441	1,499,626	1,488,017	1,491,528	1,473,150
Southern California	1,584,598	1,525,698	1,514,534	1,445,860	1,472,420
Total loans	$7,080,260	$6,926,968	$6,893,158	$6,720,420	$6,767,123

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
CREDIT QUALITY (13):
Special mention loans:
New England	$35,235	$34,675	$31,147	$20,382	$18,515
San Francisco Bay Area	10,360	23,486	18,585	18,359	19,255
Southern California	25,082	28,626	28,796	28,665	15,678
Total special mention loans	$70,677	$86,787	$78,528	$67,406	$53,448
Accruing classified loans (14):
New England	$13,012	$15,830	$10,392	$10,083	$11,493
San Francisco Bay Area	25,957	20,801	24,584	24,252	12,766
Southern California	14,914	5,890	19,119	21,045	21,194
Total accruing classified loans	$53,883	$42,521	$54,095	$55,380	$45,453
Nonaccruing loans:
New England	$8,837	$6,161	$6,728	$5,131	$7,282
San Francisco Bay Area	2,644	2,480	2,488	1,169	1,319
Southern California	5,674	3,378	4,841	5,797	7,050
Total nonaccruing loans	$17,155	$12,019	$14,057	$12,097	$15,651
Loans 30-89 days past due and accruing (15):
New England	$1,747	$7,232	$15,961	$9,193	$4,653
San Francisco Bay Area	6	2,021	2,246	1,651	—
Southern California	681	8,462	4,092	763	324
Total loans 30-89 days past due and accruing	$2,434	$17,715	$22,299	$11,607	$4,977
Loans (charged-off)/ recovered, net:
New England	$31	$222	$(100)	$232	$(73)
San Francisco Bay Area	20	18	1,804	706	91
Southern California	(161)	(312)	15	47	95
Total net loans (charged-off)/ recovered	$(110)	$(72)	$1,719	$985	$113
Loans (charged-off)/ recovered, net for the year ended:
New England	$253				$(358)
San Francisco Bay Area	38				158
Southern California	(473)				264
Total Net Loans (Charged-off)/ Recovered	$(182)				$64

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

FOOTNOTES:

(1)
On April 13, 2018, the Company completed the sale of its ownership interest in Anchor to the management team of Anchor for an upfront cash payment and future payments. Anchor’s results remain consolidated in the Company’s results through the closing date. For presentation purposes, Anchor’s AUM is excluded from prior period AUM amounts, whereas it is included in the calculation of Core fees and income through the closing date. For regulatory purposes, the goodwill and intangible assets of Anchor are included in consolidated calculations through the closing date.

On December 3, 2018, the Company completed the sale of its ownership interest in BOS to the management team of BOS for an upfront cash payment and an eight-year revenue sharing agreement with BOS. For presentation purposes, BOS' AUM is excluded from prior period AUM amounts, whereas it is included in the calculation of Core fees and income through the closing date. For regulatory purposes, the goodwill and intangible assets of BOS are included in consolidated calculations through the closing date.

See footnotes 6 and 8 below.

(2)	Total revenue is the sum of Net interest income, Total core fees and income, and Total other income.

(3)
Net income from discontinued operations consists of contingent payments, net of expenses, related to a divested affiliate, Westfield Capital Management Company, LLC. The Company received its final contingent payment in the first quarter of 2018 related to this affiliate and a tax benefit related to deferred taxes in the fourth quarter of 2018 when annual tax returns were filed.

(4)
Adjustments to Net income attributable to the Company to arrive at Net income attributable to the common shareholders, treasury stock method, as presented in these tables, include decrease/ (increase) in Noncontrolling interests redemption value and dividends paid on preferred stock, if any, including deemed dividends on redemption of the 6.95% non-cumulative perpetual preferred stock, Series D (“the Series D preferred stock”), if any. On June 15, 2018, the Company redeemed all $50 million of the outstanding Series D preferred stock.

(5)
When the Company has positive Net income from continuing operations attributable to the common shareholders, the Company adds additional shares to basic Weighted average shares outstanding to arrive at Weighted average diluted shares outstanding for the Diluted earnings per share calculation. These additional shares reflect the assumed exercise, conversion, or contingent issuance of dilutive securities. If the additional shares would result in anti-dilution, they would be excluded from the Diluted earnings per share calculation. The potential dilutive shares relate to unexercised stock options, unvested restricted stock units, and unexercised stock warrants, if any. See Part II. Item 8. “Financial Statements and Supplementary Data - Note 16: Earnings Per Share” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 for additional information.

(6)
The Company uses certain non-GAAP financial measures, such as: Tangible book value per share and the Tangible common equity (“TCE”) to Tangible assets (“TA”) ratio to provide information for investors to effectively analyze financial trends of ongoing business activities and to enhance comparability with peers across the financial sector.

Reconciliations from the Company’s GAAP Total equity to Total assets ratio to the non-GAAP TCE to TA ratio, and from GAAP Book value to non-GAAP Tangible book value are presented below:

The Company calculates TA by adjusting Total assets to exclude Goodwill and intangible assets. The Company calculates TCE by adjusting Total equity to exclude Goodwill and intangible assets, net.

(In thousands, except share and per share data)	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Total balance sheet assets	$8,712,873	$8,572,143	$8,494,625	$8,375,840	$8,716,203
LESS: Goodwill and intangible assets, net	(68,491)	(69,162)	(69,834)	(89,432)	(90,182)
Tangible assets (non-GAAP)	$8,644,382	$8,502,981	$8,424,791	$8,286,408	$8,626,021
Total shareholders’ equity	$798,211	$778,819	$753,954	$738,009	$733,977
LESS: Goodwill and intangible assets, net	(68,491)	(69,162)	(69,834)	(89,432)	(90,182)
Tangible common equity (non-GAAP)	$729,720	$709,657	$684,120	$648,577	$643,795
Total equity/ Total assets	9.16%	9.09%	8.88%	8.81%	8.42%
Tangible common equity/ Tangible assets (non-GAAP)	8.44%	8.35%	8.12%	7.83%	7.46%

Total risk weighted assets *	$6,494,049	$6,304,444	$6,161,677	$6,057,002	$6,104,586
Tier 1 common equity *	$726,872	$717,138	$702,728	$674,641	$665,628
Tier 1 common equity/ Risk weighted assets *	11.19%	11.38%	11.40%	11.14%	10.90%

End of period shares outstanding	83,774,335	83,773,650	83,655,651	84,602,519	84,478,858

Book value per common share	$9.53	$9.30	$9.01	$8.72	$8.69
Tangible book value per share (non-GAAP)	$8.71	$8.47	$8.18	$7.67	$7.62
*     Risk weighted assets and Tier 1 common equity for June 30, 2019 are presented based on estimated data.

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(7)	Assets under management and advisory have been reduced to exclude those assets managed or advised by BOS for periods when BOS was owned by the Company.

(8)
The Company uses certain non-GAAP financial measures, such as ROACE and ROATCE to provide information for investors to effectively analyze financial trends of ongoing business activities and to enhance comparability with peers across the financial sector.

Reconciliations from the Company’s GAAP Return on average equity ratio to the non-GAAP ROACE and the non-GAAP ROATCE ratios are presented below:

The Company annualizes income data based on the number of days in the period presented and a 365 day year. The Company calculates Average common equity by adjusting Average equity to exclude Average preferred equity, if any. The Company calculates Average tangible common equity by adjusting Average equity to exclude Average goodwill and intangible assets, net and Average preferred equity, if any.

	Three Months Ended
(In thousands)	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Total average shareholders’ equity	$790,844	$766,283	$739,313	$737,188	$775,949
LESS: Average Series D preferred stock	—	—	—	—	(39,881)
Average common equity (non-GAAP)	790,844	766,283	739,313	737,188	736,068
LESS: Average goodwill and intangible assets, net	(68,889)	(69,498)	(83,153)	(89,830)	(102,533)
Average tangible common equity (non-GAAP)	$721,955	$696,785	$656,160	$647,358	$633,535

Net income attributable to the Company	$19,380	$19,442	$33,302	$17,962	$6,434
LESS: Dividends on Series D preferred stock	—	—	—	—	(869)
Common net income (non-GAAP)	19,380	19,442	33,302	17,962	5,565
ADD: Amortization of intangibles, net of tax	531	531	537	593	592
Tangible common net income (non-GAAP)	$19,911	$19,973	$33,839	$18,555	$6,157

Return on average equity - (annualized)	9.83%	10.29%	17.87%	9.67%	3.33%
ROACE - (annualized) (non-GAAP)	9.83%	10.29%	17.87%	9.67%	3.03%
ROATCE - (annualized) (non-GAAP)	11.06%	11.63%	20.46%	11.37%	3.90%

	Six Months Ended
(In thousands)	June 30, 2019	June 30, 2018
Total average shareholders’ equity	$778,926	$779,586
LESS: Average Series D preferred stock (non-convertible)	—	(43,795)
Average common equity (non-GAAP)	778,926	735,791
LESS: Average goodwill and intangible assets, net	(69,211)	(117,839)
Average tangible common equity (non-GAAP)	$709,715	$617,952

Net income attributable to the Company	$38,822	$29,120
LESS: Dividends on Series D preferred stock	—	(1,738)
Common net income (non-GAAP)	38,822	27,382
ADD: Amortization of intangibles, net of tax	1,062	1,184
Tangible common net income (non-GAAP)	$39,884	$28,566

Return on average equity	10.05%	7.53%
Return on average common equity (non-GAAP)	10.05%	7.50%
Return on average tangible common equity (non-GAAP)	11.33%	9.32%

(9)
The Company uses certain non-GAAP financial measures, such as Pre-tax, pre-provision income; Total operating expenses excluding amortization of intangibles and restructuring expense, if any; and the Efficiency ratio to provide information for investors to effectively analyze financial trends of ongoing business activities and to enhance comparability with peers across the financial sector.

Reconciliations from the Company’s GAAP Income from continuing operations before income taxes to non-GAAP Pre-tax, pre-provision income; from GAAP Total operating expense to non-GAAP Total operating expense excluding amortization of intangibles and restructuring, if any; and from GAAP Efficiency ratio to non-GAAP Efficiency ratio, excluding amortization of intangibles, impairment of goodwill, and restructuring, if any, are presented below:

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended
(In thousands)	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Income before income taxes (GAAP)	$24,818	$24,459	$42,192	$24,347	$24,803
ADD BACK: Provision/ (credit) for loan losses	1,363	(1,426)	93	(949)	453
Pre-tax, pre-provision income (non-GAAP)	$26,181	$23,033	$42,285	$23,398	$25,256

Total operating expense (GAAP)	$55,659	$60,553	$63,557	$68,557	$64,384
Less: Amortization of intangibles	672	672	680	750	749
Less: Restructuring	—	1,646	2,065	5,763	—
Total operating expense (non-GAAP)	$54,987	$58,235	$60,812	$62,044	$63,635

Net interest income	$57,460	$58,338	$59,997	$59,641	$57,545
Total core fees and income	24,292	24,280	28,691	31,592	31,897
Gain on sale of affiliate	—	—	18,142	—	—
Total other income	88	968	(988)	722	198
Total revenue (10)	$81,840	$83,586	$105,842	$91,955	$89,640
Efficiency ratio (GAAP)	68.01%	72.44%	60.05%	74.55%	71.83%
Efficiency ratio, excluding amortization of intangibles and restructuring, if any (non-GAAP) (10)	67.19%	69.67%	57.14%	67.04%	70.29%

	Six Months Ended
(In thousands)	June 30, 2019	June 30, 2018
Income before income taxes (GAAP)	$49,277	$52,867
ADD BACK: Provision/ (credit) for loan losses	(63)	(1,342)
Pre-tax, pre-provision income (non-GAAP)	$49,214	$51,525

Total operating expense (GAAP)	$116,212	$135,241
Less: Amortization of intangibles	1,344	1,499
Less: Restructuring	1,646	—
Total operating expense (non-GAAP)	$113,222	$133,742

Net interest income	$115,798	$114,928
Total core fees and income	48,572	71,332
Total other income	1,056	506
Total revenue (10)	$165,426	$186,766
Efficiency ratio (GAAP)	70.25%	72.41%
Efficiency ratio, excluding amortization of intangibles and restructuring, if any (non-GAAP) (10)	68.44%	70.90%

(10)
Currently, the FTE adjustment for interest income on Non-taxable investments and loans is immaterial and therefore has not been applied. For comparison purposes, GAAP amounts are shown for all periods presented.

(11)	Average loans includes Loans held for sale and Nonaccrual loans.

(12)
Average total deposits is the sum of Average total interest-bearing deposits and Average non-interest bearing demand deposits. Average total deposits and borrowings is the sum of Average total interest-bearing liabilities and Average non-interest bearing demand deposits.

(13)	The concentration of the Private Banking loan data and credit quality is primarily based on the location of the lenders' regional offices.

(14)
Accruing classified loans include loans that are classified as substandard but are still accruing interest income. Boston Private Bank & Trust Company may classify a loan as substandard where known information about possible credit problems of the related borrowers causes management to have doubts as to the ability of such borrowers to comply with the present repayment terms and which may result in disclosure of such loans as nonaccrual at some time in the future.

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(15)
In addition to loans 30-89 days past due and accruing, at June 30, 2019, the Company had one loan totaling $0.9 million that was more than 90 days past due but still on accrual status. This loan originated in the New England region. The Company had no loans outstanding more than 90 days past due but still on accrual status in comparative periods.

(16)
The Company uses certain non-GAAP financial measures, such as Net interest income excluding interest recovered on previous nonaccrual loans and Net interest margin excluding interest recovered on previous nonaccrual loans, also referred to as Core net interest margin, to provide information for investors to effectively analyze financial trends of ongoing business activities and to enhance comparability with peers across the financial sector.

Reconciliations from the Company’s GAAP Net interest income to non-GAAP Net interest income excluding interest recovered on previous nonaccrual loans and from GAAP Net interest margin to non-GAAP Net interest margin excluding interest recovered on previous nonaccrual loans are presented below:

	Three Months Ended
(In thousands)	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Net interest income (GAAP basis)	$57,460	$58,338	$59,997	$59,641	$57,545
LESS: Interest recovered on previous nonaccrual loans	—	258	986	986	—
Net interest income, excluding interest recovered while loans on nonaccrual status (non-GAAP) - also referred to as Core net interest income (non-GAAP)	57,460	58,080	59,011	58,655	57,545
Net interest margin, excluding interest recovered while loans on nonaccrual status (non-GAAP) - also referred to as Core net interest margin (non-GAAP)	2.78%	2.89%	2.90%	2.85%	2.85%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(17)
The Company uses certain non-GAAP financial measures, such as Net income attributable to the Company excluding notable items and Diluted earnings per share excluding notable items to provide information for investors to effectively analyze financial trends of ongoing business activities and to enhance comparability with peers across the financial sector. Reconciliations from the Company’s GAAP Net income attributable to the Company to non-GAAP Net income attributable to the Company excluding notable items and from GAAP Diluted earnings per share to non-GAAP Diluted earnings per share excluding notable items are presented below:

	Three Months Ended
(In thousands, except share and per share data)	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
Net income attributable to the Company (GAAP)	$19,380	$19,442	$33,302	$17,962	$6,434
LESS: Gain on sale of affiliate	—	—	18,142	—	—
ADD BACK: Information services *	—	—	(441)	—	441
ADD BACK: Restructuring	—	1,646	2,065	5,763	—
ADD BACK: Tax adjustments **	—	—	3,502	—	12,706
Tax effect at statutory rate	—	(346)	(341)	(1,210)	(93)
Net income attributable to the Company excluding notable items (non-GAAP)	$19,380	$20,742	$19,945	$22,515	$19,488

Net income attributable to the common shareholders, treasury stock method (GAAP)	$18,564	$20,999	$35,996	$17,133	$2,910
ADD BACK: Deemed dividend due to redemption of Series D preferred stock	—	—	—	—	2,247
LESS: Gain on sale of affiliate	—	—	18,142	—	—
ADD BACK: Information services *	—	—	(441)	—	441
ADD BACK: Restructuring	—	1,646	2,065	5,763	—
ADD BACK: Tax adjustments **	—	—	3,502	—	12,706
Tax effect at statutory rate	—	(346)	(341)	(1,210)	(93)
Net income attributable to the common shareholders, treasury stock method, excluding notable items (non-GAAP)	$18,564	$22,299	$22,639	$21,686	$18,211

Weighted average diluted shares outstanding	84,048,972	84,010,450	84,863,779	85,498,568	85,413,575

Diluted total earnings per share (GAAP)	$0.22	$0.25	$0.42	$0.20	$0.03
Diluted total earnings per share, excluding notable items (non-GAAP)	$0.22	$0.27	$0.27	$0.25	$0.21

Average common equity (non-GAAP)	$790,844	$766,283	$739,313	$737,188	$736,068
Average tangible common equity (non-GAAP)	$721,955	$696,785	$656,160	$647,358	$633,535
Return on average common equity - (annualized), excluding notable items (non-GAAP)	9.83%	10.98%	10.70%	12.12%	10.15%
Return on average tangible common equity - (annualized), excluding notable items (non-GAAP)	11.06%	12.38%	12.38%	14.16%	12.16%

Pre-tax, pre-provision income (non-GAAP)	$26,181	$23,033	$42,285	$23,398	$25,256
LESS: Gain on sale of affiliate	—	—	18,142	—	—
ADD BACK: Information services *	—	—	(441)	—	441
ADD BACK: Restructuring	—	1,646	2,065	5,763	—
Pre-tax, pre-provision income, excluding notable items (non-GAAP)	$26,181	$24,679	$25,767	$29,161	$25,697

*	In the fourth quarter of 2018, $0.4 million of Information services expense was reclassified to Restructuring expense in conjunction with the announcement of the Company's formal restructuring plan.

**
Additional tax expense in the second quarter of 2018 relates to the tax impact of the April 2018 completion of the sale of Anchor and additional expense in the fourth quarter of 2018 relates to the completion of the sale of BOS.